Purchase of Preference Shares	12 Months Ended
Dec. 31, 2017
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Purchase of Preference Shares

25. PURCHASE OF PREFERENCE SHARES

On 11 October 2017 Unilever Corporate Holdings Nederland B.V., a wholly owned subsidiary of Unilever PLC launched an unconditional and irrevocable offer for the purchase of the issued and outstanding 6% and 7% preference shares in the capital of Unilever N.V. On 3 November 2017, the offer period ended with 99% of the preference shares having been tendered.

Consideration paid for the repurchase of these shares in 2017 was €448 million and a liability of €2 million is recorded in other financial liabilities for the remaining 1% as statutory buy out proceedings have been initiated. As the preference shares were classified as debt in the balance sheet, the difference between consideration paid and carrying value of the shares of €382 million is recorded within finance costs in the consolidated income statement.